                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                        EMERGING MARKETS DEBT PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          17.4%
Brazil             20.1%
Bulgaria            4.4%
Colombia            5.9%
Ecuador             1.1%
Indonesia           1.2%
Ivory Coast         0.8%
Jordan              1.3%
South Korea         1.5%
Mexico             21.0%
Morocco             2.6%
Nigeria             0.2%
Panama              2.2%
Peru                2.0%
Philippines         1.9%
Poland              1.3%
Russia              7.1%
Turkey              4.4%
Venezuela           3.4%
Other               0.2%

TOP FIVE COUNTRIES
                                          VALUE   PERCENT OF
COUNTRY                                   (000)   NET ASSETS
----------------------------------------  ------  ----------
Mexico                                    $5,895     21.0   %
Brazil                                     5,623     20.1
Argentina                                  4,874     17.4
Russia                                     1,986      7.1
Colombia                                   1,636      5.9

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
------------------------------------

                        TOTAL RETURNS(2)
            -----------------------------------------
                           ONE       AVERAGE ANNUAL
               YTD         YEAR      SINCE INCEPTION
            ----------  ----------  -----------------
PORTFOLIO...     12.95%    -15.88%         -9.54%
INDEX.....      10.57       -4.26          -1.77

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Equador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

For the six months ended June 30, 1999, the Portfolio had a total return of 12.95% compared to 10.57% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of -15.88% compared to -4.26% for the Index. For the period since inception on June 16, 1997 through June 30, 1999, the Portfolio had an average annual total return of -9.54% compared to -1.77% for the Index. At June 30, 1999, the Portfolio had a SEC 30-day yield of 15.12%.

The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. As the year progressed however, many of these negatives which had cast a shadow over emerging markets proved to be less of an obstacle than originally thought. OECD growth as a whole held up better than expected during the first quarter. The Japanese economy stabilized temporarily, which helped to underpin a recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries.

The Portfolio began 1999 reeling from the continued effects of the Brazilian crisis of 1998. During the month of January, emerging markets debt as measured by the Index sold off by 3.7%, with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout was felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. By the end of the first quarter, inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Another positive surprise was higher oil prices, which were the result of a mid-March OPEC agreement to cut oil production. This eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remained weak, the positive move in the price of oil since the beginning of the year served as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. Still, global excess oil capacity remained high and the moderate OECD growth rates wouldn't materially improve the outlook for oil. To their credit, emerging countries by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

The conflict in Kosovo weighed on the market as Bulgarian assets bore the brunt of investors' fears that the war would spread and destabilize the entire Balkan region.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, emerging market debt had a strong rebound during the latter part of the first quarter of 1999. For the three months ended March 31, 1999, emerging market debt rose 5.06% as measured by the Index.

By the end of June, the spread of the broad market as measured by the Index had tightened to 1,070 basis points over U.S. Treasuries. The rally in June helped to reclaim some of the losses in May and brought the Index's year-to-date return up to 10.57%. The market rally at the end of the month was spurred by the Federal Open Market Committee (FOMC) adoption of a neutral policy bias after raising the Fed Funds rate by the anticipated amount of 25 basis points. The neutral bias announcement helped to ease investor fears that the Fed was about to undertake a series of interest rate hikes.

In June, Russian assets significantly outperformed the general market, as the prospects for a timely restructuring of outstanding debt improved. In addition, Russia continued to post strong current account surpluses on the back of rising oil prices. Bulgarian assets outperformed the market in the wake of a resolution to the Kosovo conflict and the subsequent discussions by NATO of a Marshall-type plan to rebuild the Balkan region.

The Indonesian economy, which has been lagging the rest of Asia, began to show signs of a rebound as inflation declined significantly and domestic interest rates fell dramatically. The recent rise in oil prices has improved Indonesia's trade balance, which contributed to the country's, albeit modest, current account surplus. This surplus combined with multi-lateral aid has led to an increase in international reserves and a rally in the Indonesian rupiah.

On the down side, Ecuador significantly underperformed the market as the country continued to struggle with a domestic political dynamic that has made it impossible for the government to implement the structural reforms necessary to clean up its banking system and secure multi-lateral aid.

Stronger growth in the developed world and the related upturn in commodity prices during the last few months have provided a supportive global environment in which most emerging economies have been able to stabilize. In general, spread levels on emerging market debt traded within a relatively narrow (100 basis point) range, albeit with plenty of interim volatility and healthy returns were earned by "clipping coupons" during the first six months of the year. Additional support for the asset class came from the improved macro-economic fundamentals in many of the large emerging economies.

Non-Japan Asian economies rebounded, partly due to base effects, but also due to increased domestic demand and export volumes. However, these recoveries are fragile and as we have seen in the past, there can be a wide gap between committing to structural reform measures and actually implementing them. Emerging economies are still vulnerable to external shocks such as an inflationary surprise and higher U.S. interest rates. A correction in the financial markets of the developed world would rattle the nascent recoveries in emerging economies, as investors conclude that higher rates and lower asset prices would slow the demand for exports from emerging market economies.

In the near term we do not expect any meaningful sell off in emerging market debt. Despite the incremental improvement in credit fundamentals, the market has not rallied substantially during the first half of the year. At current levels, the downside risks are less worrisome than in times past, as we believe that a healthy amount of skepticism is reflected in today's prices. However, a significant rally in the near term seems unlikely to us as well. Investors appear to be hesitant to commit new money to risky asset classes between now and the end of the year due to concerns over Year 2000 and the direction of U.S. monetary policy. A continuation of the "coupon clipping" environment seems the most likely course during the medium term. We are optimistic that

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

the three main regions of the emerging world will be growing in unison during the latter part of this year, which will improve the fiscal and balance of payments positions of many emerging market countries. This should cause investors perceptions of emerging market risks to fall and allow for increased upside in asset prices.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------

DEBT INSTRUMENTS (96.6%)
  ARGENTINA (17.4%)
    CORPORATE (2.2%)
U.S.$    (e)100   Cablevision S.A., 13.75%, 5/1/09.................  $    91
 ARP     (e)580   CIA International Telecommunications,
                  10.375%, 8/1/04..................................      456
U.S.$    (e)150   Supercanal Holdings S.A., 11.50%, 5/15/05........       81
                                                                     -------
                                                                         628
                                                                     -------
    SOVEREIGN (15.2%)
          2,100   Republic of Argentina, Global Bond, 11.75%,
                    4/7/09.........................................    1,900
       (v)2,744   Republic of Argentina, Global Bond, Series L,
                    (Floating Rate), (Bearer), 5.938%, 3/31/05.....    2,346
                                                                     -------
                                                                       4,246
                                                                     -------
                                                                       4,874
                                                                     -------
  BRAZIL (20.1%)
    SOVEREIGN (20.1%)
         (v)300   Federative Republic of Brazil, Front Loaded
                    Interest Reduction Bond, Series L, (Floating
                    Rate), 5.00%, 4/15/09..........................      173
       (v)2,210   Federative Republic of Brazil, Debt Conversion
                    Bond, Series L, (Floating Rate), 5.938%,
                    4/15/12........................................    1,373
         (v)550   Federative Republic of Brazil, Debt Conversion
                    Bond, Series RG, (Floating Rate), 5.938%,
                    4/15/12........................................      342
       (v)2,850   Federative Republic of Brazil, C Bond, PIK,
                    8.00%, 4/15/14.................................    1,858
       (v)1,150   Federative Republic of Brazil, Series EI-L,
                    (Bearer) (Floating Rate), 5.875%, 4/15/06......      908
       (v)1,380   Federative Republic of Brazil, Series NMB L,
                    (Floating Rate), 5.938%, 4/15/09...............      969
                                                                     -------
                                                                       5,623
                                                                     -------
  BULGARIA (4.4%)
    SOVEREIGN (4.4%)
            980   Republic of Bulgaria, Discount Bond, Series A,
                    (Floating Rate), 5.875%, 7/28/24...............      670
            375   Republic of Bulgaria, Front Loaded Interest
                    Reduction Bond, Series A, 2.50%, 7/28/12.......      229
            490   Republic of Bulgaria, Interest Arrears PDI Bond,
                    (Floating Rate), 5.875%, 7/28/11...............      339
                                                                     -------
                                                                       1,238
                                                                     -------
  COLOMBIA (5.8%)
    CORPORATE (0.4%)
         (n)150   Occidente y Caribe Cellular, Series B, 0.00%,
                    3/15/04........................................       99
                                                                     -------

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------
    SOVEREIGN (5.4%)
U.S.$       730   Republic of Colombia, Global Bond, 10.875%,
                    3/9/04.........................................  $   701
            190   Republic of Colombia, (Floating Rate), 9.705%,
                    8/13/05........................................      165
            800   Republic of Colombia, Global Bond, 9.75%,
                    4/23/09........................................      661
                                                                     -------
                                                                       1,527
                                                                     -------
                                                                       1,626
                                                                     -------
  ECUADOR (1.1%)
    SOVEREIGN (1.1%)
         (v)650   Republic of Ecuador, Discount Bond, (Floating
                    Rate), 6.00%, 2/28/25..........................      304
                                                                     -------
  INDONESIA (1.2%)
    CORPORATE (0.6%)
            100   Indah Kiat International Finance, Series B,
                    11.875%, 6/15/02...............................       83
            100   Tjiwi Kimia International BV, Global Bond,
                    13.25%, 8/1/01.................................       86
                                                                     -------
                                                                         169
                                                                     -------
    SOVEREIGN (0.6%)
            100   Indonesia Exchange Loan, (Floating Rate), 8.125%,
                    8/25/00........................................       93
            100   Indonesia Exchange Loan, (Floating Rate), 8.375%,
                    8/25/01........................................       88
                                                                     -------
                                                                         181
                                                                     -------
                                                                         350
                                                                     -------
  IVORY COAST (0.8%)
    SOVEREIGN (0.8%)
         (v)700   Ivory Coast, Front Loaded Interest Reduction
                    Bond, (Floating Rate), 2.00%, 3/29/18..........      191
          (n)98   Ivory Coast, PDI Bond, 2.00%, 3/29/18............       33
                                                                     -------
                                                                         224
                                                                     -------
  JORDAN (1.3%)
    SOVEREIGN (1.3%)
         (v)424   Government of Jordan, Discount Bond, (Floating
                    Rate), 6.188%, 12/23/23........................      267
       (e,v)161   Government of Jordan, Discount Bond, (Floating
                    Rate), 6.188%, 12/23/23........................      102
                                                                     -------
                                                                         369
                                                                     -------
  MEXICO (21.0%)
    CORPORATE (3.5%)
          (e)60   Innova S de R.L., Senior Notes,
                    12.875%, 4/1/07................................       48
            230   Petroleos Mexicanos, (Floating Rate), 9.657%,
                    7/15/05........................................      215
         (e)750   Petroleos Mexicanos, 9.50%, 9/15/27..............      720
                                                                     -------
                                                                         983
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------
    SOVEREIGN (17.5%)
U.S.$    (v)260   United Mexican States, Discount Bond, Series A,
                    (Floating Rate), 6.116%, 12/31/19..............  $   219
         (v)300   United Mexican States, Discount Bond, Series B,
                    (Floating Rate), 5.875%, 12/31/19..............      253
            100   United Mexican States, Discount Bond, Series C,
                    (Floating Rate), 5.874%, 12/31/19..............       84
         (v)810   United Mexican States, Discount Bond Series D,
                    (Floating Rate), 6.068%, 12/31/19..............      682
            300   United Mexican States, Global Bond, 11.375%,
                    9/15/16........................................      323
          1,370   United Mexican States, Global Bond, Series XW,
                    10.375%, 2/17/09...............................    1,392
       (v)1,480   United Mexican States, Par Bond, Series W-A,
                    6.25%, 12/31/19................................    1,103
       (v)1,149   United Mexican States, Par Bond, Series W-B,
                    6.25%, 12/31/19................................      856
                                                                     -------
                                                                       4,912
                                                                     -------
                                                                       5,895
                                                                     -------
  MOROCCO (2.6%)
    SOVEREIGN (2.6%)
            905   Government of Morocco, Reconstruction &
                    Consolidation Agreement, Series A, (Floating
                    Rate), 5.906%, 1/1/09..........................      731
                                                                     -------
  NIGERIA (0.2%)
    SOVEREIGN (0.2%)
            150   Central Bank of Nigeria, Promissory Note, 5.092%,
                    1/5/10.........................................       60
                                                                     -------
  PANAMA (2.2%)
    SOVEREIGN (2.2%)
             50   Republic of Panama, Global Bond, 9.375%,
                    4/1/29.........................................      621
                                                                     -------
  PERU (2.0%)
    SOVEREIGN (2.0%)
            600   Republic of Peru, Front Loaded Interest Reduction
                    Bond, (Floating Rate), 3.75%, 3/7/17...........      332
            350   Republic of Peru, PDI Bond, (Floating Rate),
                    4.00%, 3/7/17..................................      216
                                                                     -------
                                                                         548
                                                                     -------
  PHILIPPINES (1.9%)
           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------
    SOVEREIGN (1.9%)
U.S.$    (v)250   Republic of Philippines, Front Loaded Interest
                    Reduction Bond, Series B, (Floating Rate),
                    6.00%, 6/1/08..................................  $   232
            300   Republic of Philippines, Global Bond, 9.875%,
                    1/15/19........................................      295
                                                                     -------
                                                                         527
                                                                     -------
  POLAND (1.3%)
    CORPORATE (1.3%)
       (e,n)260   @Entertainment, Inc. 0.00%, 2/1/09...............      174
         (e)200   Netia Holdings II B.V., 13.125%, 6/15/09.........      202
                                                                     -------
                                                                         376
                                                                     -------
  RUSSIA (7.1%)
    SOVEREIGN (7.1%)
         (e)370   Russian Federation, 8.75%, 7/24/05...............      186
          1,610   Russian Federation, 11.00%, 7/24/18..............      809
            350   Russian Interest Arrears Note, (Floating Rate),
                    6.063%, 12/15/15...............................       56
          7,591   Russian Principal Loans, (Floating Rate),
                    6.063%,12/15/20................................      935
                                                                     -------
                                                                       1,986
                                                                     -------
  SOUTH KOREA (1.5%)
    QUASI-SOVEREIGN (1.5%)
            280   Export-Import Bank of Korea, Global Bond, 6.50%,
                    2/10/02........................................      274
            150   Korea Electric Power, 7.00%, 10/1/02.............      146
                                                                     -------
                                                                         420
                                                                     -------
  TURKEY (1.3%)
    CORPORATE (1.3%)
         (e)350   Cellco Finance NV, 15.00%, 8/1/05................      362
                                                                     -------
  VENEZUELA (3.4%)
    SOVEREIGN (3.4%)
          1,214   Republic of Venezuela, Debt Conversion Bond,
                    Series DL, (Floating Rate), 6.313%, 12/18/07...      941
                                                                     -------
TOTAL DEBT INSTRUMENTS (COST $26,820)..............................   27,075
                                                                     -------


         NO. OF
         RIGHTS
---------------

RIGHTS(0.0%)
  MEXICO (0.0%)
   (a)2,261,000   United Mexican States, Value Recovery Rights,
                    expiring 6/30/03 (COST $0).....................       --
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

         NO. OF                                                        VALUE
       WARRANTS                                                        (000)
----------------------------------------------------------------------------

WARRANTS (0.1%)
  ARGENTINA (0.0%)
         (a)850   Republic of Argentina, expiring 2/25/00..........  $     1
                                                                     -------
  COLOMBIA (0.1%)
       (a)5,970   Occidente y Caribe Cellular, expiring 3/15/04....       10
                                                                     -------
  POLAND (0.0%)
     (a,e)1,040   @Entertainment, Inc., expiring 2/1/09............       --
                                                                     -------
TOTAL WARRANTS (COST $4)...........................................       11
                                                                     -------

           FACE
         AMOUNT
          (000)
---------------

SHORT-TERM INVESTMENTS (7.4%)
  TURKEY (3.1%)
    TREASURY BILLS (3.1%)
TRL 106,527,000   43.98%, 9/15/99..................................      219
    442,186,000   65.89%, 2/9/00...................................      657
                                                                     -------
                                                                         876
                                                                     -------
    REPURCHASE AGREEMENT (4.3%)
U.S.$     1,204   Chase Securities, Inc. 4.55%, dated 6/30/99, due
                    7/1/99, to be repurchased at $1,204,
                    collateralized by U.S. Treasury Notes, 11.125%,
                    due 8/15/03, valued at $1,241
                    (COST $1,204)..................................    1,204
                                                                     -------

TOTAL                                                        2,080
  SHORT-TERM
  INVESTMENTS
  (COST
  $2,195)......
                                                           -------
TOTAL                                                       29,166
  INVESTMENTS
  (104.1%)
  (COST
  $29,019).....
                                                           -------

   OTHER ASSETS (4.9%)
     Receivable for Investments Sold................
                                                      $   697
     Interest Receivable............................
                                                          656
     Receivable for Portfolio Shares Sold...........
                                                           28      1,381
                                                      --------
   LIABILITIES (-9.0%)
     Payable for Investments Purchased..............
                                                       (1,319)
     Payable for Portfolio Shares Redeemed..........
                                                         (850)
     Bank Overdraft Payable.........................
                                                         (234)
     Investment Advisory Fees Payable...............
                                                          (43)
     Professional Fees Payable......................
                                                          (37)
     Custodian Fees Payable.........................
                                                          (13)
     Administrative Fees Payable....................
                                                           (6)
     Payable for Country Tax........................
                                                           (4)
     Other Liabilities..............................
                                                          (13)    (2,519)
                                                      --------   --------
   NET ASSETS (100%)..........................................   $28,028
                                                                 --------
                                                                 --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 4,069,354 outstanding $0.001 par
  value shares (authorized 9,000,000,000
  shares)........................................  $  6.89
                                                   --------
                                                   --------
NET ASSETS CONSIST OF:
Paid in Capital..................................  $37,888
Undistributed Net Investment Income..............    1,621
Accumulated Net Realized Loss....................  (11,625)
Unrealized Appreciation on Investments...........      144
                                                   --------
NET ASSETS.......................................  $28,028
                                                   --------
                                                   --------

----------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentine Peso
PDI   --  Past Due Interest
PIK   --  Payment-in-Kind -- Income may be paid in additional securities or cash at the discretion of the issuer.
TRL   --  Turkish Lira
Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at June 30, 1999.

----------------------------------------------------------------

At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  29,019    $   1,307       $  (1,160)       $     147

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $48,588,000 and $45,909,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.
----------------------------------------------------------------

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net capital losses of approximately $1,090,000.

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $8,714,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                       SIX MONTHS ENDED
                                          JUNE 30, 1999
                                            (UNAUDITED)
                                                  (000)
-------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $          1,884
                                                 ------
EXPENSES:
  Investment Advisory Fees                          106
  Less: Fees Waived                                 (29)
                                                 ------
  Net Investment Advisory Fees                       77
  Administrative Fees                                36
  Professional Fees                                  26
  Custodian Fees                                     19
  Shareholder Reports                                17
  Directors' Fees and Expenses                        1
  Other                                              10
                                                 ------
    Net Expenses                                    186
                                                 ------
Net Investment Income                             1,698
                                                 ------
NET REALIZED GAIN ON:
  Investments Sold                                  283
  Foreign Currency Transactions                       1
                                                 ------
    Net Realized Gain                               284
                                                 ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                       992
                                                 ------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                       1,276
                                                 ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $          2,974
                                                 ------
                                                 ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED
                                          JUNE 30, 1999         YEAR ENDED
                                            (UNAUDITED)  DECEMBER 31, 1998
                                                  (000)              (000)
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $          1,698  $           2,974
  Net Realized Gain (Loss)                          284            (11,855)
  Change in Unrealized
    Appreciation/Depreciation                       992               (376)
                                               --------           --------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations              2,974             (9,257)
                                               --------           --------
DISTRIBUTIONS:
  Net Investment Income                              --             (2,849)
                                               --------           --------
  Total Distributions                                --             (2,849)
                                               --------           --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                      36,996             55,835
 Distributions Reinvested                            --              2,290
 Redeemed                                       (36,874)           (47,465)
                                               --------           --------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                  122             10,660
                                               --------           --------
 Total Increase (Decrease) in Net
   Assets                                         3,096             (1,446)
NET ASSETS:
  Beginning of Period                            24,932             26,378
                                               --------           --------
  End of Period (Including
    undistributed (overdistributed)
    net investment income of $1,621
    and $(77), respectively)           $         28,028  $          24,932
                                               --------           --------
                                               --------           --------
--------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           5,713              7,204
      Shares Issued on Distributions
       Reinvested                                    --                376
      Shares Redeemed                            (5,734)            (6,217)
                                               --------           --------
    Net Increase (Decrease) in
     Capital Shares Outstanding                     (21)             1,363
                                               --------           --------
                                               --------           --------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                           SIX MONTHS
                                                ENDED                         PERIOD FROM
                                             JUNE 30,       YEAR ENDED     JUNE 16, 1997*
                                                 1999     DECEMBER 31,    TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS        (UNAUDITED)             1998               1997
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   6.10         $   9.67           $  10.00
                                              -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.42             0.85               0.28
  Net Realized and Unrealized Gain
    (Loss)                                       0.37            (3.60)             (0.22)
                                              -------          -------            -------
  Total From Investment Operations               0.79            (2.75)              0.06
                                              -------          -------            -------
DISTRIBUTIONS
  Net Investment Income                            --            (0.82)             (0.27)
  Net Realized Gain                                --               --              (0.02)
  In Excess of Net Realized Gain                   --               --              (0.10)
                                              -------          -------            -------
  Total Distributions                              --            (0.82)             (0.39)
                                              -------          -------            -------
NET ASSET VALUE, END OF PERIOD               $   6.89         $   6.10           $   9.67
                                              -------          -------            -------
                                              -------          -------            -------
TOTAL RETURN                                    12.95%          (28.38)%             0.76%
                                              -------          -------            -------
                                              -------          -------            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $ 28,028         $ 24,932           $ 26,378
Ratio of Expenses to Average Net
  Assets                                         1.39%**           1.52%             1.35%**
Ratio of Expenses to Average Net
  Assets Excluding Interest
  and Foreign Tax Expense                        1.30%**           1.30%             1.30%**
Ratio of Net Investment Income to
  Average Net Assets                            12.75%**          10.94%             8.10%**
Portfolio Turnover Rate                           185%             449%               173%
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                   $   0.01         $   0.04           $   0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.61%**           2.05%             2.06%**
  Net Investment Income to Average
    Net Assets                                  12.54%**          10.41%             7.39%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
Emerging Markets Debt.....         0.80%            0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Richard J. Shoch

VICE PRESIDENT

Mary E. Mullin

SECRETARY

Karl O. Hartmann

ASSISTANT SECRETARY

Belinda A. Brady

ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.